EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Successfully Completes 2012 Build-Out of Patent Portfolio for Generating Clean Sustainable Electricity

Columbia, MD – December 12, 2012 – New Energy Technologies, Inc. (OTCQB: NENE) today announced that the Company has achieved its 2012 planned escalation of Intellectual Property engagement for commercial protection of the Company’s novel inventions.  A total of 56 United States and International patent filings now cover important systems, methods, materials, and uses related to the generation of clean electricity using the Company’s first-of-their-kind technologies, MotionPower™ and SolarWindow™.

New Energy’s SolarWindow™, currently under development, is a see-through coating, capable of generating electricity on glass windows and on flexible plastics.  MotionPower™ harvests the kinetic energy of moving vehicles when they slow down, and uses this energy to produce electricity.  Both technologies have been successfully prototyped and featured at public demonstrations, and by numerous media outlets and publications.

“Over the past 24 months, we’ve worked to advance our technology from laboratory towards advanced prototyping, and eventual commercial deployment. Over the past 12 months we’ve worked equally hard to ensure that appropriate patent and trade secret protections are aggressively prosecuted in preparation for commercialization.  The result of our efforts is a rapidly growing portfolio of intellectual property protection,” explained Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc.

Today’s news follows the Company’s most recent patent filing for protection of brand new applications of its electricity-generating SolarWindow™.  Scientists envision SolarWindow™ not only powering the estimated 85 million homes and commercial buildings in America, but additionally have identified products where the electricity generated on glass and plastic surfaces could be used for various point-of-use applications. Such applications would allow for the electricity generated on SolarWindow™ to be used directly on the glass surface or at points nearby, eliminating the need to transport the electricity to a building’s central power supply through its wiring systems.

“The prospect of engineering today’s passive home and office windows into tomorrow’s self-sufficient see-through power generators stands to significantly improve the way in which we power our lives,” continued Mr. Conklin.

“Alongside the scientific and engineering breakthroughs which advance our technology towards commercial launch, we place an equal emphasis on patent development, intellectual property rights, copyright, patents, trademarks, and know-how.  These are important value elements of the technology commercialization process, which we plan to continue aggressively pursuing in the 2013.”

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications.  An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 11 patent applications.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.